Exhibit 99.15

                                                                EXECUTION COPY




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                        GSAA HOME EQUITY TRUST 2006-19

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-19

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                         AMERIQUEST MORTGAGE COMPANY,
                                 as Ameriquest

                                  Dated as of

                               November 24, 2006




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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 24th day of November, 2006, among GS Mortgage Securities Corp., as assignee (the "Assignee"), Goldman Sachs Mortgage Company, as assignor (the "Assignor") and Ameriquest Mortgage Company ("Ameriquest").

          WHEREAS, the Assignor and Ameriquest have entered into the Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005 (the "Sale Agreement"), pursuant to which Ameriquest sold to the Assignor certain mortgage loans on a servicing released basis listed on the mortgage loan schedule attached as an exhibit to the Master Servicing and Trust Agreement (as defined below);

          WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

          WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (in such capacity, the "Trustee") and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, N.A., as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

          NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Assignment and Assumption. The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Sale Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and Ameriquest hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

          (a) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Sale Agreement.


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          (b) Ameriquest and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

          2. Modification of the Sale Agreement. Only in so far as it relates to the Mortgage Loans, Ameriquest and the Assignor hereby amend the Sale Agreement as follows:

          (a) a new section, Section 30, will be added immediately following
Section 29 which shall read as follows:

          "SECTION 30. Third Party Beneficiary.

          Wells Fargo Bank, National Association as master servicer, securities administrator and a custodian under the Master Servicing and Trust Agreement, dated as of June 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association, shall be considered a third party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

          3. Accuracy of Sale Agreement. Ameriquest and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale Agreement, (ii) the Sale Agreement is in full force and effect as of the date hereof, (iii) the Sale Agreement has not been amended or modified in any respect and (iv) to the best of the Assignor's knowledge, no notice of termination has been given to Ameriquest under the Sale Agreement. Ameriquest represents and warrants that the representations and warranties contained in Section 9.01 of the Sale Agreement are true and correct as of the Closing Date (as such term is defined in the Sale Agreement), and the representations and warranties regarding the Mortgage Loans contained in Section 9.02 of the Sale Agreement were true and correct as of the Closing Date or Transfer Date, as applicable (as each such term is defined in the Sale Agreement).

          4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

          (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of Ameriquest or the Assignor other than those contained in the Sale Agreement or this Assignment Agreement.

          (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale Agreement.

          (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such


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enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

          (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Sale Agreement and this Assignment Agreement.

          (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

          (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

          (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

          (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

          6. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:


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          (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

          (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

          (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

          (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.7, Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

          (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

          (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

          (g) Prepayment Premiums. To the Assignor's knowledge, no Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years. Any loans originated prior to such date, and any non-subprime loans, will not impose prepayment penalties in excess of five (5) years.

          (h) Manufactured Housing. To the Assignor's knowledge, with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of the Mortgage Loan.

          (i) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the applicable date set forth in the Sale


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Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in Section 9.02 of the Sale Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

          It is understood and agreed that the representations and warranties set forth in Sections 5 and 6 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 7 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 5 and 6. It is further understood and agreed that, except as specifically set forth in Sections 5 and 6, the Assignor shall be deemed not to have made the representations and warranties in Section 6(i) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 6(i), by Ameriquest in the Sale Agreement (or any officer's certificate delivered pursuant thereto).

          It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 5 and 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

          7. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).

          The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any


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such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

          In the event Ameriquest has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against Ameriquest to cure such breach or purchase such mortgage loan from the Trust. If Ameriquest does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

          In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which Ameriquest has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Sale Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

          In the event of a repurchase of any Mortgage Loan by Ameriquest (or in the case of the Assignor, a repurchase or substitution of any Mortgage
Loan) hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of Ameriquest to cure any breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by Ameriquest or the repurchase or substitution of any Mortgage Loan by the Assignor, the Trustee shall deliver to Ameriquest or the Assignee, as applicable, the related Mortgage Files. Upon the receipt of such Mortgage Files, Ameriquest or Assignee, as applicable, shall promptly deliver to the Assignor or its designee such Mortgage Files and shall assign to the Assignor all of its rights to such Mortgage Loan under the Sale Agreement, but only insofar as such Sale Agreement relates to such Mortgage Loan.

          Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

          For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

          "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 7, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

          "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted


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Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed-rate or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in the Section 9.02 of the Sale Agreement.

          "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

          8. Continuing Effect. Except as contemplated hereby, the Sale Agreement shall remain in full force and effect in accordance with its terms.

          9. Governing Law.

          THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

          EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

          10. Notices. Any notices or other communications permitted or required hereunder or under the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a) in the case of the Ameriquest,

              Ameriquest Mortgage Company
              1100 Town & Country Road, Suite 1100
              Orange, California  92868
              Attention:  General Counsel

              with a copy to:


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              Ameriquest Mortgage Company
              1100 Town & Country Road, Suite 1100
              Orange, California  92868
              Attention:  Director of Capital Markets

or such other address as may hereafter be furnished by Ameriquest,

          (b) in the case of the Assignee,

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York  10004
              Attention:  Chris Gething
              Tel.:  (212) 902-1434
              Fax:  (212) 256-5107

              With a copy to:

              GS Mortgage Securities Corp.
              85 Broad Street
              New York, New York  10004
              Attention:  William Moliski
              Tel.:  (212) 357-8721
              Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

          (c) in the case of the Assignor,

              Goldman Sachs Mortgage Company
              85 Broad Street
              New York, New York  10004
              Attention:  William Moliski
              Tel.:  (212) 357-8721
              Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

          11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Trust Agreement or Sale Agreement, as applicable.

          13. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.


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          IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement the day and year first above written.


                                    GOLDMAN SACHS MORTGAGE
                                      COMPANY

                                    By: Goldman Sachs Real Estate Funding
                                        Corp., its General Partner


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title:


                                    GS MORTGAGE SECURITIES CORP.


                                    By:    /s/ Michelle Gill
                                        ---------------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


                                    AMERIQUEST MORTGAGE COMPANY


                                    By:    /s/ Jeff Greene
                                        ---------------------------------
                                        Name:  Jeff Greene
                                        Title: Vice President





                             Ameriquest Step 1 AAR


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                                   EXHIBIT 1

                            Mortgage Loan Schedule
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                                   EXHIBIT 2

                                Sale Agreement
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